UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CALAMOS LONG/SHORT EQUITY AND DYNAMIC INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

2020 Calamos Court

Naperville, Illinois 60563-2787

1-866-363-9219

May 18, 2020

Dear Shareholder:

You are cordially invited to attend the joint annual meeting of shareholders of each of the funds named above (each, a “Fund”), which will be held on Monday, June 29, 2020, at 4:00 p.m., central time. Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and shareholders, the annual meeting will be held in a virtual meeting format only at www.meetingcenter.io/273702728. The password for the meeting is CAL2020. There will be no physical location for shareholders to attend. To participate in the meeting, you will need to log in using the control number found on your proxy card. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting virtually on the Internet. Please refer to the Q&A section for more information.

The meeting has been called by the board of trustees of each Fund for the following purposes, as more fully discussed in the proxy statement:

(1)

For each Fund other than Calamos Long/Short Equity & Dynamic Income Trust (“CPZ”), to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, voting together as a single class, each such trustee to serve until the annual meeting of shareholders in 2023, or until his successor is elected and qualified.

(2)

To elect one trustee of each Fund, to be elected in the case of each Fund other than CPZ by the holders of common shares and the holders of preferred shares, voting together as a single class, and in the case of CPZ by the holders of common shares, voting as a single class, such trustee to serve until the annual meeting of shareholders in 2021, or until her successor is elected and qualified.

(3)

To elect three trustees of CPZ, to be elected by the holders of common shares, voting as a single class, each such trustee to serve until the annual meeting of shareholders in 2023, or until his successor is elected and qualified.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

(4)

To elect one trustee of each Fund, except for CPZ, to be elected by the holders of preferred shares, voting as a single class, such trustee to serve until the annual meeting of shareholders in 2023, or until his successor is elected and qualified.

(5)	To consider and act upon any other matters that may properly come before the meeting and at any adjournment or postponement thereof.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposal, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-363-9219.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope or register your vote online or by telephone according to the instructions on the proxy card. This will ensure that your vote is counted, even if you cannot attend the meeting.

Sincerely,

John P. Calamos, Sr.

Trustee and President

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

Answers to Some Important Questions

Q.  What am I being asked to vote “For” on this proxy?

A.  You are asked to vote for the election of trustees to the board of each Fund for which you are an eligible shareholder.

Q.   How does the board of trustees suggest that I vote?

A.  The trustees of each Fund unanimously recommend that you vote “For” the nominees on the enclosed proxy card(s).

Q.  How can I vote?

A.  Details about voting can be found in the proxy statement under the heading “More Information about the Meeting — How to Vote.”

You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope or by registering your vote online or by telephone according to the instructions on the proxy card.

You may vote at the meeting if you attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail or by registering your vote online or by telephone according to the instructions on the proxy card. That will ensure that your vote is counted, should your plans change.

Q.  How can I attend the Meeting?

A.  The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

You will be able to attend the Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/273702728. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is CAL2020. You will need to log in using the control number found on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 4:00 p.m., Central Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q.  How do I register to attend the meeting virtually on the Internet?

A.  If you are a registered shareholder, you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must email image proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to shareholdermeetings@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, 3 business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

This information summarizes information that is included

in more detail in the proxy statement. We urge you to read

the proxy statement carefully.

If you have questions, call 1-866-363-9219

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

2020 Calamos Court

Naperville, Illinois 60563-2787

1-866-363-9219

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS June 29, 2020

A joint annual meeting of shareholders of each Fund named above (each, a “Fund”) has been called to be held at 4:00 p.m., central time, on Monday, June 29, 2020.

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and shareholders, the annual meeting will be held in a virtual meeting format only at www.meetingcenter.io/273702728. The password for the meeting is CAL2020. There will be no physical location for shareholders to attend. To participate in the meeting, you will need to log in using the control number found on your proxy card. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting virtually on the Internet. Please refer to the Q&A section for more information.

The meeting has been called for the following purposes:

(1)

For each Fund other than Calamos Long/Short Equity & Dynamic Income Trust (“CPZ”), to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, voting together as a single class, each such trustee to serve until the annual meeting of shareholders in 2023, or until his successor is elected and qualified.

(2)

To elect one trustee of each Fund, to be elected in the case of each Fund other than CPZ by the holders of common shares and the holders of preferred shares, voting together as a single class, and in the case of CPZ by the holders of common shares, voting as a single class, such trustee to serve until the annual meeting of shareholders in 2021, or until her successor is elected and qualified.

(3)

To elect three trustees of CPZ, to be elected by the holders of common shares, voting as a single class, each such trustee to serve until the annual meeting of shareholders in 2023, or until his successor is elected and qualified.

(4)

To elect one trustee of each Fund, except for CPZ, to be elected by the holders of preferred shares, voting as a single class, such trustee to serve until the annual meeting of shareholders in 2023, or until his successor is elected and qualified.

(5)	To consider and act upon any other matters that may properly come before the meeting and at any adjournment or postponement thereof.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

Shareholders of record as of the close of business on May 1, 2020 are entitled to notice of, and to vote at, the meeting (or any postponement or adjournment of the meeting).

To be admitted to the annual meeting at www.meetingcenter.io/273702728, you must have your control number available and follow the instructions found on this Notice, on your proxy card or on the instructions that accompanied your proxy materials. You may vote during the annual meeting by following the instructions available on the meeting website during the meeting.

Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy card promptly using the enclosed postage-paid envelope. The enclosed proxy card, when returned properly executed, will be voted in the manner directed in the proxy statement. You may also vote by phone or Internet by following the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on June 29, 2020: This Notice and the Proxy Statement are available on the Internet at www.Calamos.com/fundproxy.

By Order of the Board of Trustees of each Fund,

J. Christopher Jackson

Secretary

May 18, 2020

Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) OR REGISTER YOUR VOTE ONLINE OR BY TELEPHONE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE AT THE MEETING IF YOU ATTEND THE MEETING.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND (“CHI”)

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND (“CHY”)

CALAMOS® STRATEGIC TOTAL RETURN FUND (“CSQ”)

CALAMOS® GLOBAL TOTAL RETURN FUND (“CGO”)

CALAMOS® GLOBAL DYNAMIC INCOME FUND (“CHW”)

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND (“CCD”)

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST (“CPZ”)

2020 Calamos Court

Naperville, Illinois 60563-2787

1-866-363-9219

JOINT PROXY STATEMENT

Joint Annual Meeting of Shareholders

June 29, 2020

This joint proxy statement is being sent to you by the board of trustees of each Fund named above (each, a “Fund”). The board of each Fund is asking you to complete and return the enclosed proxy card(s) or register your vote online or by telephone, permitting your shares of the Fund to be voted at the joint meeting of shareholders called to be held on June 29, 2020. Shareholders of record at the close of business on May 1, 2020 (the “record date”) are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about May 18, 2020. Each Fund’s board has determined that the use of this joint proxy statement for each annual meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund’s annual report to shareholders for the fiscal year ended October 31, 2019. If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

CALAMOS ADVISORS LLC, each Fund’s investment adviser, is referred to as “Calamos Advisors.” Calamos Advisors is a wholly owned subsidiary of CALAMOS INVESTMENTS LLC (“CILLC”). CALAMOS ASSET MANAGEMENT, INC. (“CAM”) is the sole manager of CILLC and a wholly owned subsidiary of CALAMOS PARTNERS LLC (“CPL”). As of December 31, 2019, approximately

22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CPL. CPL was owned by CALAMOS FAMILY PARTNERS, INC. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr. As of March 31, 2020, Calamos Advisors managed approximately $22.8 billion in assets of individuals and institutions. The Funds and Calamos Advisors may be contacted at the same address noted above.

ELECTION OF TRUSTEES

Two trustees are to be elected to the board of each Fund other than CPZ for a three-year term by the holders of the common shares and preferred shares, voting together as a single class. The nominees for the board of each Fund are John P. Calamos, Sr. and Christopher M. Toub. The nominees are currently trustees of each Fund.

One trustee is to be elected to the board of each Fund for a one- year term by the holders of the common shares and preferred shares in the case of each Fund other than CPZ, voting together as a single class, and by the holders of the common shares in the case of CPZ, voting as a single class. The nominee for the board of each Fund is Karen L. Stuckey. The nominee is currently a trustee of each Fund.

Three trustees are to be elected to the board of CPZ for a three-year term by the holders of the common shares, voting together as a single class. The nominees for the board of CPZ are John P. Calamos, Sr., Christopher M. Toub, and William R. Rybak. The nominees are currently trustees of the Fund.

For each Fund other than CPZ, preferred shareholders are entitled, as a class, to the exclusion of the holders of all other classes of shares of a Fund, to elect two trustees of the Fund to serve a three-year term (regardless of the total number of trustees serving on the Board). These trustees are up for election in 2020 and 2022, respectively. One of these trustees, William R. Rybak, is a nominee to be considered at the Meeting. The nominee is currently a trustee of each Fund.

Unless otherwise directed, the persons named on the accompanying proxy card(s) intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are seven trustees. In accordance with each Fund’s Agreement and Declaration of Trust, its board of trustees is divided into three classes, each consisting, of, as nearly as possible, one-third of the total number of trustees. The terms of the trustees of the different classes are staggered. The current terms of John P. Calamos, Sr., William R. Rybak, Christopher M. Toub, and Karen L. Stuckey will expire at the annual meeting of shareholders in 2020. The term of John E. Neal will expire at the annual meeting of shareholders in 2021. The terms of Virginia G. Breen and Lloyd A. Wennlund will expire at the annual meeting of shareholders in 2022. Mr. Rybak and Ms. Breen are the trustees who are elected solely by the holders of the preferred shares of each Fund, to the extent there are preferred shares outstanding. The terms of Mr. Rybak and Ms. Breen expire in 2020 and 2022, respectively.

If elected at the meeting to serve on the board of each Fund, John P. Calamos, Sr., Christopher M. Toub, and William R. Rybak will hold office for a three-year term beginning June 29, 2020 until the 2023 annual meeting or until his successor is duly elected and qualified. If elected at the meeting to serve on the board of each Fund, Karen L. Stuckey will hold office for a one-year term beginning June 29, 2020 until the 2021 annual meeting or until her successor is duly elected and qualified. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

The following tables set forth the trustees’ and nominees’ position(s) with each Fund, year of birth, principal occupation during the past five years, other directorships, and the year in which they first became trustees of the respective Funds.

Nominee for election at the meeting who is an interested person of each Fund:

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

John P. Calamos, Sr.** (1940)	Trustee and President (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007, of CCD since 2015, and of CPZ since 2017)	26	Founder, Chairman, and Global Chief Investment Officer, CAM, CILLC, Calamos Advisors and its predecessor, and Calamos Wealth Management LLC (“CWM”); Director, CAM and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Funds; more than 25 years of experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

*	The address of the trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**

Mr. Calamos is a trustee who is an “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is an officer of each Fund and is an affiliated person of Calamos Advisors and CFS.

Nominees for election at the meeting who are not interested persons of any Fund:

Nominees with terms to expire in 2023

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

William R. Rybak (1951)	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007, of CCD since 2015, and of CPZ since 2017)	26	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since 2018), and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)	Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Christopher M. Toub (1959)	Trustee (of CHI, CHY, CSQ, CGO, CHW, CCD, and CPZ since 2019)	26	Private investor, formerly Director of Equities, Alliance Bernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

*	The address of each nominee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**	Overseeing 161 portfolios in fund complex.

Nominee with term to expire in 2021

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Karen L. Stuckey (1953)	Trustee (of CHI, CHY, CSQ, CGO, CHW, CCD, and CPZ since 2019)	26	Member (since 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

Continuing trustees who are not interested persons of any Fund:

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

John E. Neal (1950)	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007, of CCD since 2015, and of CPZ since 2017); Lead Independent Trustee (since July 2019)	26	Retired; Private investor; Director, Equity Residential Trust (publicly- owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook, Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)	Served for multiple years as a trustee of the Funds; more than 25 years of experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Virginia G. Breen (1964)	Trustee (of CHI, CHY, CSQ, CGO, CHW, and CCD since 2015 and of CPZ since 2017)	26	Private investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)**; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (since 2008)***; Director Bank of America/ US Trust Company (until 2015)	Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Lloyd A. Wennlund (1957)	Trustee (of CHI, CHY, CSQ, CGO, CHW, CCD, and CPZ since 2018)	26	Trustee, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

*	The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**	Overseeing five portfolios in fund complex.

***	Overseeing four portfolios in fund complex.

Officers.    John P. Calamos, Sr. is president of each Fund. The earlier table gives more information about Mr. Calamos. The following table sets forth each other officer’s name and year of birth, position with the Funds, principal occupation during the past five years, and the date on which he first became an officer of the Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years

Robert F. Behan (1964)	Vice President (of CHI, CHY, CSQ, CGO and CHW since 2013, of CCD since 2015, and of CPZ since 2017)	President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, CFS; prior thereto Executive Vice President (2013- 2015), Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (of CHI, CHY, CSQ, CGO, CHW, and CCD since 2016 and of CPZ since 2017) and Chief Financial Officer (of CHI, CHY, CSQ, CGO, CHW, CCD from 2016-2017 and of CHI, CHY, CSQ, CGO, CHW, CCD, and CPZ since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins (1965)	Treasurer (of CHI, CHY, CSQ, CGO, CHW, CCD, and CPZ since March 2020)	Senior Vice President, Head of Fund Administration, (since February 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

J. Christopher Jackson (1951)	Vice President and Secretary (of CHI, CHY, CSQ, CGO and CHW since 2010, of CCD since 2015, and of CPZ since 2017)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, CWM, Calamos Advisors; and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

John S. Koudounis (1966)	Vice President (of CHI, CHY, CSQ, CGO, CHW, and CCD since 2016 and of CPZ since 2017)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years

Mark J. Mickey (1951)	Chief Compliance Officer (of CHI, CHY, CSQ and CGO since 2005, of CHW since 2007, of CCD since 2015, and of CPZ since 2017)	Chief Compliance Officer, Calamos Funds (since 2005)

*	The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Boards of Trustees.    Each Fund’s board of trustees currently has five standing committees:

Executive Committee.    Messrs. Calamos and Neal are members of the executive committee of each board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John P. Calamos, Sr. is an interested trustee of each Fund.

Dividend Committee.    Mr. Calamos serves as the sole member of the dividend committee of each board. Each dividend committee is authorized, subject to board review, to declare distributions on the respective Fund’s shares in accordance with the Fund’s distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee.    Messrs. Neal, Rybak (Chair), Toub, and Wennlund and Mses. Breen and Stuckey serve on the audit committee of each board. The audit committees operate under a written charter adopted and approved by each board, a copy of which is available on the Funds’ website, www.calamos.com. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors’ performance, review the results of each Fund’s audit, determine whether to recommend to the board that the Fund’s audited financial statements be included in the Fund’s annual report and respond to other matters deemed appropriate by the boards. Each committee member is “independent” as defined by the NASDAQ Listing Rules and is not an interested person of the Fund as defined in the 1940 Act. The board of each Fund has determined that each member of its audit committee is financially literate and that at least one of its members has prior accounting or related financial management experience. Messrs. Neal, Rybak, and Toub, and Mses. Breen and Stuckey have been determined by the board to be audit committee financial experts for each Fund.

Governance Committee.    Messrs. Neal, Rybak, Toub, and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee of each board. Each committee member is “independent” as defined by the NASDAQ Listing Rules and is not an “interested person” of the Funds as defined in the 1940 Act. The governance committees operate under a written charter adopted by each board, a copy of which is available on the Funds’ website, www.calamos.com. The governance committees oversee the independence and effective functioning of the boards of trustees and endeavors to be informed about good practices for investment company boards. The committees also make recommendations to their respective boards regarding compensation of independent trustees.

The governance committees also function as nominating committees by making recommendations to the boards of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third-party sources. Any such firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committees with respect to the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written committee charter. Any prospective candidate is interviewed by the Funds’ trustees and officers, and references are checked prior to initial nomination. The governance committees will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committees for their consideration. Procedures for nominating a candidate are set forth in Appendix A to this proxy statement.

Valuation Committee.    Messrs. Neal, Rybak, Toub, Wennlund (Chair) and Mses. Breen and Stuckey, serve on the valuation committee of each board. Each committee member is “independent” as defined by the NASDAQ Listing Rules and is not an “interested person” of the Funds as defined in the 1940 Act. The valuation committees operate under a written charter approved by each board. The valuation committees oversee valuation matters of each Fund delegated to the pricing committee (which is appointed and overseen by the board of trustees), including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, review the Funds’ valuation procedures and their application by the pricing committee, review pricing errors and procedures for calculation of net asset value of each Fund and respond to other matters deemed appropriate by each board.

In addition to the above committees, each Fund’s board of trustees has appointed and oversees a pricing committee comprised of officers of the Fund and employees of Calamos Advisors.

The following table shows the number of meetings the board and standing committees of CHI, CHY, CSQ, CGO, CHW, CCD, and CPZ held during the fiscal year ended October 31, 2019:

	CHI	CHY	CSQ	CGO	CHW	CCD	CPZ

Board of Trustees	4	4	4	4	4	4	1

Executive Committee	0	0	0	0	0	0	0

Audit Committee	4	4	4	4	4	4	0

Governance Committee	4	4	4	4	4	4	0

Dividend Committee*	0	0	0	0	0	0	0

Valuation Committee	4	4	4	4	4	4	0

*	Although the Funds’ Dividend Committee held no meetings, the Dividend Committees acted by written consent on twelve occasions.

All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees of each Fund held during the fiscal year ended October 31, 2019.

Leadership Structure and Qualifications of the Board of Trustees. Each Fund’s board of trustees is responsible for oversight of their respective Fund. Each Fund has engaged Calamos Advisors to manage that Fund on a day-to-day basis. Each board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of their respective Fund.

Each board of trustees is currently composed of seven members, six of whom are non-interested trustees. If the nominees are elected at the meeting of shareholders, each board of trustees will continue to be composed of seven members, six of whom will be non-interested trustees. Each board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, each board of trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, each board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time-to-time, to assist each board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to each Fund.

The chairman of each board of trustees is an “interested person” of each Fund (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Funds. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Funds’ non-interested trustees. The trustees believe that each board of trustees’ leadership structure is appropriate given the characteristics and circumstances of the Funds. The trustees also believe that this structure facilitates the exercise of each board of trustees’ independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

Each board of trustees, including the independent trustees, has unanimously concluded that, based on each trustee’s and each nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees and nominees, each continuing trustee should serve, and each nominee should be nominated to serve, as a member of each Board.

In making this determination, the board of trustees has taken into account the actual service of the current trustees during their tenure in concluding that each should continue to serve or be nominated to serve. The board of trustees also has considered each trustee’s and each nominee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee and nominee that led each board of trustees to conclude that he or she should serve as a trustee.

Each of Ms. Breen and Messrs. Calamos, Neal, and Rybak has served for multiple years as a trustee of the Funds. In addition, each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak and Toub has earned a Masters of Business Administration degree.

Risk Oversight.    The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, each board of trustees oversees risk through various regular board and committee activities. Each board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Funds’ Compliance Officer, the Funds’ independent registered public accounting firm, independent outside legal counsel, and internal auditors of

Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Funds resides with Calamos Advisors and other service providers to the Funds. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

Trustee Compensation.    The Funds do not compensate any of the trustees who are interested persons of Calamos Advisors.

The compensation paid to the non-interested trustees of the Funds in the Fund Complex for their services as such consists of an annual retainer fee in the amount of $100,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee also receives a meeting attendance fee of $7,000 for any regular or special board meeting attended in person, $3,500 for any regular or special board meeting attended by telephone, $3,000 for any committee meeting attended in person or by telephone, and $1,500 per ad-hoc committee meeting to the ad-hoc committee chair. The following table sets forth information with respect to the compensation paid by the Funds and the Fund Complex during the fiscal year ended October 31, 2019 to each of the trustees then serving.

Name	CHI	CHY	CSQ	CGO	CHW	CCD	CPZ	Fund Complex*

John P. Calamos, Sr.	$0	$0	$0	$0	$0	$0	$0	$0

John E. Neal**	$9,093	$9,748	$20,159	$2,786	$6,432	$6,513	$0	$178,255

William R. Rybak	$8,461	$9,070	$18,756	$2,593	$5,986	$6,061	$0	$165,806

Stephen B. Timbers	$9,375	$10,050	$20,775	$2,875	$6,639	$6,715	$0	$183,356

David D. Tripple	$8,215	$8,807	$18,209	$2,518	$5,814	$5,885	$0	$160,856

Virginia G. Breen	$7,479	$8,017	$16,576	$2,291	$5,283	$5,357	$0	$146,831

Lloyd A. Wennlund	$7,952	$8,524	$17,627	$2,437	$5,625	$5,696	$0	$155,831

*	The Fund Complex includes Calamos Investment Trust, Calamos Advisors Trust, and the Funds.

**	Includes fees deferred during the year pursuant to the deferred compensation plan described below.

The Funds in the Fund Complex have adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (“participating trustees”) may defer receipt of all or a portion of his or her compensation from the Funds in the Fund Complex in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to the trustee’s deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan. As of October 31, 2019, the value of the deferred compensation accounts for Mr. Neal was $1,931,728.

Certain Relationships and Related Transactions.    Each Fund has entered into an Investment Management Agreement with Calamos Advisors. According to the terms of those agreements, Calamos Advisors provides portfolio management services to each Fund in consideration for fees based on the Fund’s managed assets.

Required Vote.    The trustee of a Fund elected solely by the holders of preferred shares will be elected by the vote of a plurality of the preferred shares of the Fund present at the meeting, in person or by proxy. The trustee or trustees of a Fund elected by all preferred and common shareholders voting together will be elected by the vote of a plurality of all preferred and common shares of the Fund present at the meeting, in person or by proxy. Each share is entitled to one vote.

Board Recommendation

Each Fund’s board of trustees unanimously recommends that shareholders of each Fund vote “For” the nominees.

OTHER MATTERS

Each Fund’s board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action at the meeting, and the respective Fund did not have notice of the matter at least 45 days prior to the date on which proxy materials were first sent to shareholders, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Unless a matter is specific to a particular class of shares, holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders.    At the record date, the Funds had the following numbers of shares issued and outstanding:

	Common Shares	Preferred Shares

CHI	70,923,815	4,000,000

CHY	73,250,403	4,400,000

CSQ	154,904,801	9,680,000

CGO	8,816,238	480,000

CHW	59,346,585	2,600,000

CCD	24,485,508	2,560,000

CPZ	19,632,194	—

At March 31, 2020, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) common shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges.

Trustee	CHI	CHY	CSQ	CGO	CHW	CCD	CPZ	Aggregate Dollar Range of Shares in the Fund Complex

John P. Calamos, Sr.	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

John E. Neal	None	None	None	$50,001 -$100,000	None	None	None	Over $100,000

William R. Rybak	$10,001- $50,000	$10,001 -$50,000	$50,001 -$100,000	None	None	None	None	Over $100,000

Virginia G. Breen	None	None	None	None	None	None	None	Over $100,000

Lloyd A. Wennlund	$10,001- $50,000	$10,001- $50,000	None	None	None	None	$10,001 -$50,000	Over $100,000

Karen L. Stuckey	None	None	None	None	None	None	None	Over $100,000

Christopher M. Toub	None	None	None	None	None	None	None	None

[1]

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by CILLC, its subsidiaries, and its parent companies (CAM and CPL, and its parent, CFP) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

At March 31, 2020, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of common shares of the Funds (or percentage of outstanding shares) as follows:

Trustee	CHI		CHY		CSQ	CGO		CHW		CCD		CPZ

John P. Calamos, Sr.	23,848	*		190,837	*	273,785	*		307,283	3.5%	45,884	*	1,113,376	4.5%	7,194	*

John E. Neal	0	*		0	*	0	*		7,057	*	0	*	0	*	0	*

William R. Rybak	4,718	*		5,014	*	5,265	*		0	*	0	*	0	*	0	*

Virginia G. Breen	0	*		0	*	0	*		0	*	0	*	0	*	0	*

Lloyd A. Wennlund	4,500	*		4,200	*	0	*		0	*	0	*	0	*	2,500	*

Karen L. Stuckey	0	*		0	*	0	*		0	*	0	*	0	*	0	*

Christopher M. Toub	0	*		0	*	0	*		0	*	0	*	0	*	0	*

Trustees and Officers as a group (13 persons)	33,066	*		204,051	*	284,050	*		314,340	3.6%	45,884	*	1,113,449	4.5%	22,433	*

*	Indicates less than 1%.

At March 31, 2020, no trustee or officer held preferred shares of any Fund.

At the record date, the following persons were known to own beneficially more than 5% of the outstanding securities of each of the following Funds:

Fund	Class of Shares		Shares Held	Percentage Held

CHI	Common	National Financial Services LLC Attn: Peter Closs 499 Washington Blvd Jersey City, NJ 07310	8,758,686	12.3%

		Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	7,195,350	10.1%

		Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Drive E. Jacksonville, FL 32246	6,768,244	9.5%

		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	6,046,144	8.5%

		TD Ameritrade Attn: Suzanne Brodd 200 S. 108th Ave Omaha, NE 68154	5,281,346	7.4%

		UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	4,605,440	6.5%

		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	4,363,381	6.2%

		Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NJ 07399	3,672,255	5.2%

	Series A Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,330,000	100.0%

Fund	Class of Shares		Shares Held	Percentage Held

	Series B Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,340,000	100.0%

	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,340,000	100.0%

CHY	Common	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	10,809,850	14.8%

		Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	8,022,564	11.0%

		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	7,876,256	10.8%

		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	6,130,069	8.4%

		TD Ameritrade Attn: Suzanne Brodd 200 S. 108th Ave Omaha, NE 68154	5,256,109	7.2%

		LPL Financial Co. Attn: Jacqui Teague 1055 LPL Way Fort Mill, SC 29715	4,489,869	6.1%

		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	4,127,486	5.6%

Fund	Class of Shares		Shares Held	Percentage Held

	Series A Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,460,000	100.0%

	Series B Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,460,000	100.0%

	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,480,000	100.0%

CSQ	Common	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	33,370,136	21.5%

		UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	24,803,829	16.0%

		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	19,962,188	12.9%

		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	13,604,499	8.8%

		Raymond James & Associates, Inc. Attn: Roberta Green 880 Carilion Parkway St. Petersburg, FL 33716	9,638,812	6.2%

Fund	Class of Shares		Shares Held	Percentage Held

		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	8,140,329	5.3%

	Series A Mandatory Redeemable Preferred Shares	Symetra Life Insurance Company c/o MetLife Investment Advisors, LLC Attn: William Gardner One MetLife Way Whippany, New Jersey 07981	656,000	20.4%

		Metropolitan Life Insurance Company c/o MetLife Investment Advisors, LLC Attn: William Gardner One MetLife Way Whippany, New Jersey 07981	652,000	20.2%

		The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202	600,000	18.6%

		The Guardian Life Insurance Company of America Attn: Timothy Powell 7 Hanover Square New York, NY 10004-2616	560,000	17.4%

		Lincoln Benefit Life Company c/o MetLife Investment Advisors, LLC Attn: William Gardner One MetLife Way Whippany, New Jersey 07981	492,000	15.3%

		Thrivent Financial for Lutherans 625 Fourth Avenue South Minneapolis, MN 55415	180,000	5.6%

	Series B Mandatory Redeemable Preferred Shares	MetLife Insurance K.K. c/o MetLife Asset Management Corp. (Japan) Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan	1,044,000	32.4%

Fund	Class of Shares		Shares Held	Percentage Held

		Thrivent Financial for Lutherans 625 Fourth Avenue South Minneapolis, MN 55415	660,000	20.5%

		The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202	600,000	18.6%

		Symetra Life Insurance Company c/o MetLife Investment Advisors, LLC Attn: William Gardner One MetLife Way Whippany, NJ 07981	200,000	6.2%

	Series C Mandatory Redeemable Preferred Shares	Thrivent Financial for Lutherans 625 Fourth Avenue South Minneapolis, MN 55415	720,000	22.2%

		MetLife Insurance K.K. c/o MetLife Asset Management Corp. (Japan) Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan	664,000	20.5%

		Employers Reassurance Corporation c/o MetLife Investment Advisors, LLC Attn: William Gardner One MetLife Way Whippany, New Jersey 07981	640,000	19.8%

		Sun Life Assurance Company of Canada Attn: David Belanger One Sun Life Executive Park Wellesley Hills, MA 02481	640,000	19.8%

		Metropolitan Life Insurance Company c/o MetLife Investment Advisors, LLC Attn: William Gardner One MetLife Way Whippany, New Jersey 07981	308,000	9.5%

Fund	Class of Shares		Shares Held	Percentage Held

CGO	Common	National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	1,164,868	13.2%

		TD Ameritrade Attn: Suzanne Brodd 200 S. 108th Ave Omaha, NE 68154	997,838	11.3%

		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	811,172	9.2%

		Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	801,396	9.1%

		Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	663,167	7.5%

		Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	566,713	6.4%

		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	562,930	6.4%

		Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NJ 07399	470,756	5.3%

	Series A Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	160,000	100.0%

Fund	Class of Shares		Shares Held	Percentage Held

	Series B Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	160,000	100.0%

	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	160,000	100.0%

CHW	Common	Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	15,006,666	25.3%

		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	9,088,206	15.3%

		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	4,797,051	8.1%

		TD Ameritrade Attn: Suzanne Brodd 200 S. 108th Ave Omaha, NE 68154	4,469,251	7.5%

		Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	3,102,528	5.2%

	Series A Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	860,000	100.0%

Fund	Class of Shares		Shares Held	Percentage Held

	Series B Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	860,000	100.0%

	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	880,000	100.0%

CCD	Common	Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	4,855,018	19.8%

		Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	2,911,243	11.9%

		AEIS Inc. Attn: Erin M. Stieler 682 AMP Financial Center Minneapolis, MN 55474	2,296,784	9.4%

		Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	1,667,489	6.8%

		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	1,660,808	6.8%

	Series A Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	850,000	100.0%

Fund	Class of Shares		Shares Held	Percentage Held

	Series B Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	850,000	100.0%

	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	860,000	100.0%

CPZ	Common	UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	5,139,585	26.2%

		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	5,071,685	25.8%

		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	3,521,585	17.9%

		RBC Capital Markets Attn: Steve Schafer 60 S 6th Street – P09 Minneapolis, MN 55402	1,232,301	6.3%

To each of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ’s knowledge, no change in control of such Fund has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted.    All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card or in accordance with the voting instructions received online or by telephone, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote.    Complete, sign and date the enclosed proxy card and return it in the enclosed envelope. Alternatively, call the toll-free number on the proxy card or access the internet address on the proxy card.

Expenses.    The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Funds. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Calamos Advisors, the Funds’ transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Funds to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

Householding.    The Funds reduce the number of duplicate share- holder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Funds at 1-866-363-9219 or write to the Funds at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy.    At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Funds at the Funds’ offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum, Voting at the Meeting, and Adjournment.    For any matter that may properly come before the meeting of a Fund, one-third of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted. If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment of the meeting for a Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Funds’ trustees and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds’ equity securities to file forms reporting their affiliation with the Fund(s) and reports of ownership and changes in ownership of the Funds’ shares with the Securities and Exchange Commission (the “SEC”). Those persons and entities are required by SEC regulation to furnish the Funds with copies of any Section 16(a) form they file. Based on a review of those forms furnished to the Funds, the Funds believe that their trustees and officers and investment adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year. Except as otherwise stated above, to the knowledge of each Fund’s management, no person owns beneficially more than 10% of a class of the Fund’s equity securities.

AUDIT COMMITTEE REPORT

The audit committee of each Fund’s board of trustees reviews that Fund’s annual financial statements with both management and the independent auditors, and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund’s financial and internal controls.

Each audit committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent and internal auditors. The committees have reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles.

The audit committees have also discussed with the independent auditors various matters as required by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and the independent auditors’ independence. The independent auditors provided to the committees the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the representatives of the independent auditors confirmed to the committees their firm’s independence.

Based on each audit committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committees, each committee recommended that the respective Fund include the audited financial statements in the Fund’s annual report.

The members of the audit committee are: Virginia G. Breen, John E. Neal, William R. Rybak, Karen L. Stuckey, Christopher M. Toub, and Lloyd A. Wennlund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committees of CHI, CHY, CSQ, CGO, CHW, and CCD selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to audit the books and records of that Fund for its fiscal year ended October 31, 2019. CPZ had not yet launched as of October 31, 2019. It is not currently expected that a representative of D&T will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees.    D&T billed CHI, CHY, CSQ, CGO, CHW and CCD aggregate fees for professional services rendered with respect to the audits of the Funds’ annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018

CHI	$38,117	$40,960

CHY	$40,529	$55,762

CSQ	$77,414	$88,189

CGO	$14,645	$14,633

CHW	$25,932	$30,642

CCD	$26,564	$30,315

Audit Related Fees.    D&T billed CHI, CHY, CSQ, CGO, CHW and CCD aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and not reported above for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018

CHI	$5,088	$15,008

CHY	$5,429	$16,029

CSQ	$10,962	$32,006

CGO	$1,794	$5,398

CHW	$3,694	$11,490

CCD	$3,733	$11,070

Tax Fees.    D&T billed CHI, CHY, CSQ, CGO, CHW and CCD aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018

CHI	$0	$0

CHY	$0	$0

CSQ	$0	$0

CGO	$0	$0

CHW	$0	$0

CCD	$0	$0

All Other Fees.    During the past two fiscal years, D&T did not bill CHI, CHY, CSQ, CGO, CHW or CCD for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.    The charter of the audit committee of each Fund provides that the committee shall pre-approve the engagement of the Fund’s independent accountant to provide audit and non-audit services to the Fund and non-audit services to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre- approval authority to a member of the committee, who must report any pre- approvals to the committee at its next meeting.

All services provided to each Fund described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the audit committee charter. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the audit committees.

Aggregate Non-Audit Fees.    D&T billed CHI, CHY, CSQ, CGO, CHW and CCD aggregate fees for non-audit services for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018

CHI	$0	$0

CHY	$0	$0

CSQ	$0	$0

CGO	$0	$0

CHW	$0	$0

CCD	$0	$0

The Funds’ audit committees approved all such non-audit services.

D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amount of $33,250 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2018, for services rendered.

Each Fund’s audit committee has considered whether D&T’s provision of services (other than audit services to each Fund) to CAM, Calamos Advisors and affiliates of Calamos Advisors is compatible with maintaining D&T’s independence in performing audit services.

CUSTODIAN, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

Each Fund has entered into agreements with State Street Bank and Trust Company, whose principal business address is 100 Huntington Avenue, Boston, Massachusetts 02116, to provide custodian, fund accounting and administrative services.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Fund’s governance committee by mail addressed to the Secretary of the Fund at its principal office at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communication received for the governance committee directly to the committee. The Funds do not have a policy with regard to trustee attendance at annual meetings. Five of the trustees of each Fund attended the 2019 annual meeting.

SHAREHOLDER PROPOSALS

A shareholder proposal for inclusion in the proxy for the 2021 annual meeting of a Fund should be submitted in writing pursuant to Rule 14a-8 of the Exchange Act to the Secretary of the Fund at 2020 Calamos Court, Naperville, Illinois 60563-2787. Any such proposal must be received by us at the address above by the close of business on January 19, 2021.

Shareholders who do not wish to submit a proposal for inclusion in the Funds’ combined proxy statements and form of proxy for the 2021 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2021 annual meeting in accordance with each Fund’s bylaws. Each Fund’s bylaws require that advance notice be given to the Fund in the event a shareholder wishes to propose nominations for election to the board of trustees or propose other business to be properly brought before an annual meeting.

The required notice must be in writing and received at the address listed above between January 19, 2021 and February 18, 2021. In order to be considered timely, such notice shall be delivered to the Fund’s Secretary at the principal executive office of the Funds listed above and shall set forth all information required under the Fund’s bylaws. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to shareholders.

Copies of a Fund’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Funds will also furnish, without charge, a copy of their bylaws to a shareholder upon request. Such requests should be directed to the Funds at 2020 Calamos Court, Naperville, Illinois 60563-2787 or by telephone at 1-866-363-9219.

By Order of the Board of Trustees of each Fund,

J. Christopher Jackson

Secretary

May 18, 2020

Appendix A

Procedures for Shareholder Nomination of Trustee Candidate

A Fund shareholder who wishes to nominate a candidate to a Fund’s board of trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Funds, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the governance committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Funds, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Funds owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committees in evaluating the candidate.

The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary to

A-1

verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

Unless otherwise specified by the governance committees’ chairman or by legal counsel to the non-interested trustees, the Funds’ Secretary will promptly forward all shareholder recommendations to the governance commit- tees’ chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance commit- tees may dispose of the shareholder recommendation.

A-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
on June 29, 2020 at 4:00 p.m. Central time. Please refer to the Joint Proxy Statement for instructions on how to participate in the Virtual Meeting

Please detach at perforation before mailing.

PROXY	CALAMOS CLOSED-END FUNDS
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 29, 2020

PROXY FOR COMMON SHARES SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned appoints John P. Calamos, Sr., and J. Christopher Jackson, each with power of substitution, to vote all common shares that the undersigned is entitled to vote at the joint annual meeting of shareholders of the Fund(s) referenced on the back of this card to be held virtually on the Internet, at 4:00 p.m., Central Time, on June 29, 2020 and at any adjournment or postponement thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. Please refer to the Joint Proxy Statement for a discussion of these matters, including instructions related how to connect to the virtual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

CAL_31324_050720

PLEASE SIGN AND DATE ON THE REVERSE SIDE

 EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Calamos Closed-End Funds

Joint Annual Shareholders Meeting to Be Held on June 29, 2020, at 4:00 p.m. (Central Time)

The Notice of the Joint Annual Meeting, Joint Proxy Statement and Proxy card for this meeting are available at:

www.Calamos.com/fundproxy

FUNDS	FUNDS	FUNDS
Calamos Strategic Total Return Fund	Calamos Global Total Return Fund	Calamos Convertible and High Income Fund
Calamos Convertible Opportunities and Income Fund	Calamos Global Dynamic Income Fund	Calamos Dynamic Convertible and Income Fund
Calamos Long/Short Equity & Dynamic Income Trust

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

1a.	Election of Trustees:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

Nominees:

01.   John P. Calamos, Sr.                            02.   Christopher M. Toub                            03.   Karen L. Stuckey

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT			ALL	ALL	EXCEPT
01.	Calamos Strategic Total Return Fund	☐	☐	☐	02.	Calamos Global Total Return Fund	☐	☐	☐
03.	Calamos Convertible and High Income Fund	☐	☐	☐	04.	Calamos Convertible Opportunities and Income Fund	☐	☐	☐
05.	Calamos Global Dynamic Income Fund	☐	☐	☐	06.	Calamos Dynamic Convertible and Income Fund	☐	☐	☐

1b.	Election of Trustees:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

Nominees:

01.   John P. Calamos, Sr.                     02.   Christopher M. Toub                03.   Karen L. Stuckey                 04.   William R. Rybak

		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT
01.	Calamos Long/Short Equity & Dynamic Income Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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⬛	xxxxxxxxxxxxxx	CAL1 31324	M xxxxxxxx	+